Exhibit 10.16

Supplementary Agreement to Exclusive Business Cooperation Agreement

This Supplementary Agreement to Exclusive Business Cooperation Agreement (the “Supplementary Agreement”) is entered into by and among the following parties on November 10, 2011:

Party A:	Duowan Entertainment Information Technology (Beijing) Company

Address:	Room B1507, Huizhi Building, No. 9 Xueqing Road, Haidian District, Beijing

Party B:	Beijing Tuda Science and Technology Company Limited

Address:	Suite B1506, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

WHEREAS:

(A) Party A and Party B entered into the Exclusive Business Cooperation Agreement on December 3, 2009 (the “Original Agreement”);

(B) Both parties propose to revise Section 6.2 of the Original Agreement.

Through friendly negotiation, the parties hereto agree to supplement the Original Agreement as follows:

1. Section 6.2 of Original Agreement shall be deleted and be replaced by the following:

“6.2 Within the term of the Agreement, Party B shall not terminate the Agreement under any circumstance. Party A is entitled to terminate the Agreement by written notice to Party B 30 days in advance.”

2. The Original Agreement shall be applied to the matters not provided in this Supplementary Agreement.

3. This Supplementary Agreement shall prevail should there be any inconsistency between the Original Agreement and this Supplementary Agreement.

4. This Supplementary Agreement shall be executed in two originals, each party holding one original. All the originals shall have the same legal effect.

Both parties authorize their authorized representatives to sign this Supplementary Agreement on the date indicated above and to make effective upon signing.

Party A: Duowan Entertainment Information Technology (Beijing) Company (Seal)

Signature:	/s/ Xueling Li
Name:	Xueling Li
Position:	Legal Representative/Authorized Representative

Party B: Beijing Tuda Science and Technology Company Limited (Seal)

Signature:	/s/ Jin Cao
Name:	Jin Cao
Position:	Legal Representative/Authorized Representative

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